Smith Barney Futures Management Inc.
                              390 Greenwich Street
                               New York, NY 10013

By Edgar

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

Re: Salomon Smith Barney Global Diversified Futures Fund L.P. Supplement to Registration Statement on Form S-1
         File No. 333-61961

Ladies and Gentlemen:

     On Behalf of Salomon Smith Barney Global Diversified Futures Fund L.P. (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424 (b)
(3) of the Securities Act 0f 1933, as amended, a Supplement dated August 31, 1999 to the Partnership's final prospectus dated November 25, 1998.

Should you have any questions, please telephone me at 212-723-5424.

Very truly yours,

/s/  Daniel A. Dantuono
     Daniel A. Dantuono
     Chief Financial Officer and
     Director

Enclosures

                              Salomon Smith Barney
                      Global Diversified Futures Fund L.P.
                                   August 1999

The redemption value per unit for the SSB Global Diversified Futures Fund L.P. was $981.44 per unit at the end of August, down 0.3% for the month.

August performance was essentially flat as gains in energy, currency and metals markets were offset by losses in U.S. and non-U.S.
interest rates, grains, softs and stock index markets.

The anticipation of higher interest rates at the beginning of the month was crushed mid-month with the release of lower than expected inflation numbers. By month end, the interest rate markets reversed again. Advisors were unable to re-establish positions, thus losses were experienced in Treasury bond and Treasury note positions. Trading in the Japanese, Australian, U.S. and German stock indices was unprofitable for the month. Losses in Euro and Swiss franc positions were offset by gains in the Japanese yen as the recovery in Japan strengthened the currency.

Energy markets continued to outperform expectations throughout the month, resulting in profits from long positions. Supply concerns in nickel resulted in gains from long positions. These gains were offset slightly by losses in silver positions. The rally in coffee prices amid reports of dry weather in Brazil led to losses in the softs markets.


Smith Barney Futures Management Inc.

                              Salomon Smith Barney
                      Global Diversified Futures Fund L.P.
                                Account Statement
                            For the Period August 1,
                             Through August 31, 1999

                                                         Percent
                                                       of Average
                                                        Net Assets

Realized losses from trading         $   (289,890)       (0.44)%
Change in unrealized gains/losses
   from trading                           341,357         0.51
                                     ------------       ------
                                           51,467         0.07
Less, Brokerage commissions
   and clearing fees ($12,138)            278,609         0.41
                                     ------------       ------
Net realized and unrealized              (227,142)       (0.34)
   losses
Interest Income                           246,715         0.37
                                     ------------        ------
                                           19,573         0.03
Less, Expenses:
  Management fees                         133,627         0.17
  Incentive fees                           55,969         0.07
  Other expenses                           13,648         0.02
                                     ------------       ------
                                          203,244         0.26
                                     ------------       ------
Net Loss                                 (183,671)       (0.23)%
                                                        ------
Additions (243.8752 G.P. units
at July 31, 1999 net asset value
per unit of $984.11)                      240,000
Additions (23,854.0407 L.P. units
at July 31, 1999 net asset value
per unit of $984.11)                   23,475,000
Redemptions (274.5368 L.P. units
at August 31, 1999 net asset
value per unit of $981.44)                269,441)
                                      -----------
Increase in net assets                 23,261,888
Net assets, July 31, 1999              54,969,109
                                      -----------
Net assets, August 31, 1999          $ 78,230,997
                                       ----------
Net asset value per unit
 ($78,230,997/80,207.0282 units)           975.36
   units)                                 -------
Redemption value per unit (Note 1)        $981.44
                                          -------
Note 1: For the purpose of a redemption, any accrued liability for reimbursement of offering and organization expenses will not reduce Net Asset Value per Unit. As a result, the reported redemption value per unit is $981.44.

The net asset value per unit of $975.36 is reflective of charging offering and organizational expenses against the initial capital of the fund and is reported for financial reporting purposes only.

To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.




By: /s/  Daniel A. Dantuono,
         Daniel A. Dantuono,
         Chief Financial Officer

Smith Barney Futures Management Inc.
General Partner, Salomon Smith Barney
Global Diversified Futures Fund L.P.